Exhibit 99.5

AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”), is entered into as of February 1, 2006 (the “Effective Date”) by and between Icagen, Inc. (the “Company”), with offices located at 4222 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, and Richard D. Katz (“Executive”), whose address is 209 Sierra Drive, Chapel Hill, North Carolina, 27514.

W I T N E S S E T H :

WHEREAS, the Company is engaged in certain pharmaceutical research, development and marketing activities; and

WHEREAS, the Company has employed and wishes to continue to employ Executive in the position of Chief Financial Officer and Senior Vice President, Finance and Corporate Development and Treasurer, and Executive desires to continue in such employment with the Company; and

NOW, THEREFORE, in consideration of the foregoing and the provisions and mutual promises herein contained and other good and valuable consideration, the parties hereby agree as follows:

1. EMPLOYMENT. The Company hereby engages and employs Executive, and Executive hereby accepts engagement and employment, as Chief Financial Officer and Senior Vice President, Finance and Corporate Development and Treasurer, of the Company, with such duties and responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties as may be assigned to Executive from time to time by the CEO or the Board of Directors of the Company.

2. TERM. Executive’s employment shall be for a term beginning as of the Effective Date and expiring April 23, 2007 (the “Initial Term”), and thereafter shall be renewed with additional one (1) year terms to follow consecutively, subject to the termination and severance provisions herein later provided, unless amended or modified by mutual agreement of the parties. As used herein, “Term” shall include the Initial Term and any renewals thereof in accordance with this Agreement.

3. EXCLUSIVE SERVICE. Executive agrees to devote Executive’s full time and attention to the performance of Executive’s duties and responsibilities on behalf of the Company and to comply with all policies and regulations of the Company.

4. COMPENSATION. During the Term of this Agreement, Executive’s compensation shall be determined and paid as follows:

(a) Base Salary. Executive shall receive an annual base salary of at least $260,741, payable in accordance with the Company’s payroll practices. Annual increases will be made, if any, based upon performance, and in the sole discretion of the Board of Directors or the Compensation Committee of the Board of Directors (each or collectively, the “Committee”).

(b) Bonus. Executive shall be eligible to participate in any management bonus plan established by the Board of Directors from time to time. The determination of the actual bonus earned, if any, shall be at the sole discretion of the Committee and shall be based upon the Committee’s assessment of Executive’s performance and the achievement of certain objectives, which shall be set by the Committee from time to time. Nothing in this section shall be construed as guaranteeing Executive a bonus in any amount.

(c) Stock Options. Executive shall be eligible for future stock options or other stock-based awards as may be awarded in the discretion of the Committee.

(d) Benefits. Executive shall be eligible to participate in the Company’s standard employee benefit programs, including vacation, made available to employees of the Company from time to time, subject to appropriate premium contributions, benefit elections, etc.

(e) Business Expenses. The Company shall reimburse Executive for all reasonable expenses incurred in the furtherance of the Company’s business and interests, including travel and entertainment. Executive agrees to comply with the expense reporting policies and procedures of the Company.

(f) Adequate Office Space. The Company shall provide to Executive adequate office space and facilities as appropriate to Executive’s position.

(g) Disability. The Company will pay Executive as additional compensation an amount equal to the premium costs of an individual long-term disability insurance plan. The plan shall provide for a benefit indemnity payment schedule equal to 60% of Executive’s annual base salary rate. The Company shall also pay Executive as additional salary for such long-term disability plan, an amount sufficient to cover the additional income taxes owed on such compensation payments.

(h) Estate Planning and Similar Costs. During the term of this Agreement, the Company will reimburse Executive for up to $10,000 in legal fees and expenses incurred by Executive in connection with (A) estate and tax planning, and (B) the establishment and administration of a Rule 10b5-1 securities selling program.

5. TERMINATION. This Agreement shall or may be terminated, as the case may be, upon the terms and conditions hereinafter provided.

(a) Voluntary Termination. This Agreement shall be considered voluntarily terminated by the parties if either party provides written notice of such party’s intent not to

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renew this Agreement, provided that such party shall provide at least ninety (90) days’ written notice to the other party.

(b) Involuntary Termination. The Company may terminate this Agreement upon written notice to Executive (or Executive’s representative) in any of the following events:

(i) The death of Executive;

(ii) Executive becomes permanently disabled; or

(iii) For Cause, immediately upon written notice to Executive. “Cause” shall be determined by the Board of Directors and shall mean:

A. Any material breach of Executive of the terms of this Agreement or any non-disclosure, invention, non-competition or non-solicitation agreement between Executive and the Corporation; or

B. The failure of Executive to diligently and properly perform Executive’s duties for the Corporation, such breach or failure to be determined in the reasonable and final judgment of the Board of Directors of the Corporation and which breach or failure is not corrected within thirty (30) days after written notice of such failure by the Board of Directors; or

C. Any material failure by Executive to comply with the reasonable policies and/or directives of the Board of Directors, which failure is not corrected within thirty (30) days after written notice of such failure by the Board of Directors; or

D. Any action by Executive that is illegal or dishonest which is materially detrimental to the interest and well-being of the Corporation; or

E. Any willful and knowing violation of any rules or regulations of any governmental or regulatory body, which is materially detrimental to the interest and well-being of the Corporation; or

F. Any failure by Executive to fully disclose any material conflict of interest Executive may have with the Corporation in a transaction between the Corporation and any third party which is materially detrimental to the interest and well-being of the Corporation; or

G. Any adverse act or omission by Executive which would be required to be disclosed pursuant to applicable securities laws or which would limit the ability of the Corporation or any entity affiliated with the Corporation to issue or sell securities under any Federal or state law or which would disqualify the Corporation or any affiliated entity from any exemption otherwise available to it, all of which are materially detrimental to the interest and well-being of the Corporation.

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(c) Obligations upon Certain Terminations. Upon voluntary termination of this Agreement by Executive, or termination of Executive’s employment by the Company for Cause (as defined above) or upon Executive’s death or disability, or termination by Executive for other than Good Reason (as defined below), the Company shall have no further obligations hereunder other than the payment of all compensation and other benefits payable to Executive through the date of such termination and the payment of any amounts due pursuant to the last sentence of Section 4(g) hereof and pursuant to Section 5(f) hereof.

(d) Severance. In the event of termination of Executive’s employment (i) by the Company for reasons other than Cause or other than by reason of Executive’s death or disability, or (ii) by Executive for Good Reason and subject to Executive’s signing and not revoking a general release of claims with the Company in a form satisfactory to the Company, Executive shall receive, as partial consideration for the covenants of Executive set forth in the agreement referenced in Section 6 hereof, a severance payment (the “Severance Benefit”) in an amount equal to: eighteen (18) month’s base salary. The Company shall pay the Severance Benefit to Executive in semi-monthly installments to be paid on each of the 15th and last business day of each calendar month commencing in the month immediately following the date of termination of Executive’s employment, each such semi-monthly installment to be equal to two weeks’ base salary. Executive shall also continue to be entitled to receive all Company medical and dental insurance, life insurance and disability insurance benefits (including the disability insurance benefits and payments specified in Section 4(g) hereof) to which Executive was entitled as of the date of termination (the “Continuing Benefits”), subject to the terms of all applicable benefit plans and to the extent such benefits can be provided to non-employees (or to the extent such benefits cannot be provided to non-employees, then the Company shall pay to Executive on each of the 15th and last business day of each month during the applicable period the amount that the Company was paying to the applicable third party for such benefits immediately prior to the termination of Executive’s employment), at the same average level and on the same terms and conditions which applied immediately prior to the date of Executive’s termination, for the shorter of: (i) of eighteen (18) months, or (ii) until Executive obtains comparable coverage from another employer. The Company shall also pay to Executive any payments due pursuant to the last sentence of Section 4(g) hereof and pursuant to Section 5(f) hereof.

Notwithstanding the foregoing, Executive agrees that the Severance Benefit and Continuing Benefits shall be paid in accordance with Section 409A (“Code Section 409A”) of the Internal Revenue Code of 1986, as amended, and agrees that, to the extent required in order to avoid the imposition on Executive of any excise tax under Code Section 409A, the initial payment of the Severance Benefit or Continuing Benefits may be delayed for a period of six (6) months following the date of Executive’s termination of employment.

In the event of the termination of Executive’s employment by the Company pursuant to Section 5(a) hereof, the Severance Benefit and the Continuing Benefits specified above in this Section 5(d) shall apply but, wherever “eighteen (18) months” appears, it shall be amended to read as “twelve (12) months”.

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(e) Good Reason. For purposes of this Agreement, “Good Reason” shall mean, the occurrence, without the consent of Executive, of any of the following events, unless, in the case of (i), (ii), (iii), (iv) and (v) below, such event is corrected within thirty (30) days after written notification by Executive to the Company of the same: (i) the office from which Executive performs Executive’s principal duties is moved more than 50 miles from the current location of the Company’s offices in Durham, North Carolina; (ii) the assignment to Executive of duties inconsistent in any material respect with Executive’s position (including status, offices, titles and reporting requirements), authority or responsibilities; (iii) the Company materially breaches its obligations under this Agreement; (iv) a reduction in the Executive’s annual base salary as in effect on the date hereof or as the same was or may be increased thereafter from time to time; (v) the failure of the Company to obtain the agreement from any successor to the Company to assume and agree to perform this Agreement; or (vi) a Change of Control (as defined below) occurs and Executive notifies the Company in writing within one (1) year of the consummation of such Change of Control that Executive intends to terminate Executive’s employment as a result of the Change of Control, in which event such termination shall be effective not less than sixty (60) days after the date of such written notice.

(f) Tax Gross-Up for Parachute Payments.

(A) If at any time or from time to time it shall be determined that any payment to Executive pursuant to this Agreement or any other payment or benefit hereunder or under any other plan or agreement or otherwise (“Potential Parachute Payment”) would constitute an “excess parachute payment” within the meaning of Section 280G of the Code , and thus would be subject to the excise tax imposed by Section 4999 of the Code or any similar tax payable under any United States federal, state, local, foreign or other law (“Excise Tax”), then Executive shall receive and the Company shall pay or cause to be paid a Tax Gross-Up Payment with respect to all Taxes (as defined below). The Tax Gross-Up Payment is intended to compensate Executive for all such excise taxes and federal, state, local, foreign or other income, employment or excise taxes or other taxes (“Taxes”) payable by Executive with respect to the Tax Gross-Up Payment (subject to the maximum amount set forth in clause (ii) below) and shall be the lesser of: (i) an amount such that after payment of Taxes on such amount there remains a balance sufficient to pay the taxes being reimbursed or (ii) $50,000. For purposes of determining the amount of the Tax Gross-Up Payment, Executive shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Tax Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence (or, if greater, the state and locality in which Executive is required to file a nonresident income tax return with respect to the Potential Parachute Payment), net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(B) Any Tax Gross-Up Payment shall be paid by the Company to Executive as and when the Excise Tax is incurred on any Potential Parachute Payment. The Tax Gross-Up Payment shall be paid in accordance with Code

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Section 409A, to the extent applicable. If required in order to comply with Code Section 409A, (i) any Tax Gross-Up Payment attributable to the Severance Benefit or Continuing Benefits described in Section 5 of this Agreement shall be paid in a lump sum payment on the first day on which severance compensation is paid pursuant to Section 5(d); and (ii) any Tax Gross-Up Payment attributable to payments other than the Severance Benefit or Continuing Benefits shall be paid in a lump sum payment upon the closing of the Change of Control (as hereinafter defined).

(C) The determinations to be made under this Section 5(f) shall be made by the Company’s independent public accountants (the “Accounting Firm”), which firm shall provide its determinations and any supporting calculations both to the Company and to Executive. Any such determination by the Accounting Firm shall be binding upon the Company and Executive. All fees and expenses of the Accounting Firm in performing the determinations referred to in this Section 5(f) shall be borne solely by the Company, and the Company shall indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses resulting therefrom, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

(g) Disability. For purposes of this Agreement, Executive shall be considered permanently disabled when a qualified medical doctor mutually acceptable to the Company and Executive or Executive’s personal representative shall have certified in writing that: (i) Executive is unable because of medically determinable physical or mental disability to perform substantially all of Executive’s duties for more than one hundred eighty (180) calendar days measured from the last full day of work; or (ii) by reason of mental or physical disability, it is unlikely that Executive will be able, within one hundred eighty (180) calendar days, to resume substantially all business duties and responsibilities in which Executive was previously engaged and otherwise discharge Executive’s duties under this Agreement.

(h) Change of Control. For purposes of this Agreement, a “Change of Control” shall mean:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934, as amended) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act of 1934, as amended) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired

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such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors, (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board of Directors (x) who was a member of the Board of Directors on the date hereof or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board of Directors; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv) a complete liquidation or dissolution of the Company.

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6. NON-DISCLOSURE, INVENTIONS AND NON-COMPETITION. Executive shall execute and be bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement in the form attached hereto as Exhibit A and incorporated herein by reference.

7. NOTICES. Any notice required to be given shall be in writing personally delivered by certified mail or registered mail or by facsimile (receipt confirmed) to the address last shown in the Company’s records.

8. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision (or part thereof) of this Agreement shall in no way affect the validity or enforceability of any other provision (or remaining part thereof).

9. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of North Carolina, without reference to the choice of law provisions of such laws.

10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and the parties hereto have made no agreements, representations, or warranties relating to the subject matter of this Agreement which are not set forth herein. This Agreement supersedes in its entirety the Executive Employment Agreement dated May 14, 2004 between Executive and the Company. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

11. BENEFIT. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation or other entity with which or into which the Company may be merged or which may succeed to its assets or business; provided, however, that the obligations of Executive are personal and shall not be assigned by Executive.

12. INJUNCTIVE RELIEF. Executive understands and agrees that the Company will suffer irreparable harm in the event that Executive breaches any of Executive’s obligations under this Agreement and that monetary damages will be inadequate to compensate the Company for such breach. Accordingly, Executive agrees that, in the event of a breach or threatened breach by Executive of any of the provisions of this Agreement, the Company, in addition to and not in limitation of any other rights, remedies, or damages available to the Company at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Executive, or by Executive’s partners, agents, representatives, servants, employers, employees and/or any and all persons directly or indirectly acting for or with Executive; provided such injunction shall not affect Executive’s ownership rights in the Company or compensation earned or due Executive.

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IN WITNESS WHEREOF, the parties hereto have executed this Executive Employment Agreement and affixed their seals as of the day and year first above written.

EMPLOYER:

ICAGEN, INC.

By:	/s/ P. KAY WAGONER
Name:	P. Kay Wagoner
Title:	CEO

EMPLOYEE:

/s/ RICHARD D. KATZ
Richard D. Katz, M.D.

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Exhibit A

COVENANT NOT TO COMPETE, CONFIDENTIALITY

AND

OWNERSHIP OF INVENTIONS AGREEMENT

THIS AGREEMENT is made to be effective as of the _______ day of ___________, 200_ (the “Effective Date”), by and between ICAgen, Inc., a Delaware corporation (the “Corporation”), and ___________________________ (the “Employee”), an individual residing in _________ County, ____________________________.

W I T N E S S E T H:

WHEREAS, Corporation wishes to employ Employee and Employee wishes to be employed by Corporation; and

WHEREAS, as a part of Employee’s employment by the Corporation, Employee is expected to make new contributions and inventions of value to the Corporation and Employee will otherwise have access to confidential and proprietary information of the Corporation; and

WHEREAS, the Corporation is engaged in all aspects of pharmaceutical research and development and contemplates expanding the scope of its business to include manufacturing, marketing and sales of pharmaceutical products; and

WHEREAS, as a condition of extending an offer of employment to Employee and as a part of the original contract of employment with Employee the Corporation requires that Employee enter a covenant not to compete and not to disclose certain information relating to the Corporation’s business and certain other covenants;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, including the employment of Employee by the Corporation, and the compensation received by Employee from the Corporation from time to time, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1. CONFIDENTIALITY.

(a) Employee acknowledges that, in and as a result of his/her employment by the Corporation, he/she will be making use of, acquiring and/or adding to confidential information of a special and unique nature and value, including, without limitation, the Corporation’s trade secrets, products, systems, programs, procedures, manuals, guides (as periodically updated or supplemented), confidential reports and communications (including, without limitation, customer information, technical information on the performance and reliability of the Corporation’s products and the development or acquisition of future products or product enhancements by the Corporation), formulas, and lists of customers and suppliers and potential customers and suppliers. Employee further acknowledges that any information and materials received by the Corporation or Employee from third parties in confidence (or subject to non-disclosure covenants) shall be deemed to be and shall be confidential information within the meaning of this Section l(a). As a material inducement to the Corporation to employ Employee and to pay to Employee compensation for such services to be rendered to the Corporation by Employee (it being understood and agreed by the parties hereto that such compensation shall also be paid and received in consideration hereof), Employee covenants and agrees that he/she shall not, except with the prior written consent of the Board of Directors of the Corporation, at any time during or following the termination of his/her employment with the Corporation, directly or indirectly, divulge, use, reveal, report, publish, transfer or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to his/her as a result of his/her employment with the Corporation, including, without limitation, any Proprietary Information, as defined in Section 3 hereof.

(b) The aforementioned obligation of confidentiality and non-disclosure shall not apply when:

(i) Public Domain. The Proprietary Information disclosed to Employee was in the public domain at the time of disclosure, or at any time after disclosure has become a part of the public domain by publication or otherwise through sources other than Employee, directly or indirectly, and without fault on the part of Employee in failing to keep such information confidential; or

(ii) Requirement of Law or Order. Disclosure is required by law or court order, provided Employee gives the Corporation prior written notice of any such disclosure and takes all reasonable effort to maintain the confidentiality of such Proprietary Information; or

(iii) Agreement. Disclosure is made with the prior written agreement of the Board of Directors of the Corporation; or

(iv) Prior Information. The information is encompassed by the ideas and inventions listed on Schedule A hereto or was in Employee’s possession prior to the Effective Date, as shown by written records in existence prior to the Effective Date; or

(v) Third Party Disclosure. The Proprietary Information is lawfully disclosed to Employee after the termination of his/her employment by a third party who is under no obligation of confidentiality to the Corporation with respect to such information; or

(vi) Independent Development. Such information is independently developed by Employee subsequent to the termination of his/her employment with the Corporation, as demonstrated by written records of Employee which are contemporaneously maintained.

2. COVENANT NOT TO COMPETE. It is recognized and understood by the parties hereto that Employee, through his/her association with the Corporation as an employee, shall acquire a considerable amount of knowledge and goodwill with respect to the business of the Corporation, which knowledge and goodwill are extremely valuable to the Corporation and which would be extremely detrimental to the Corporation if used by Employee to compete with the Corporation. It is, therefore, understood and agreed by the parties hereto that, because of the nature of the business of the Corporation, it is necessary to afford fair protection to the Corporation from such unfair competition by Employee. Consequently, as a material inducement to employ Employee, Employee covenants and agrees to the following;

(a) that at any time while engaged as an employee of the Corporation and for a period of two (2) years following his/her termination as an employee, he/she will not, directly or indirectly, with or through any family member or former director, officer or employee of the Corporation, or acting alone or as a director, employee, agent, consultant, member of a partnership, firm, corporation or other entity or as a holder of or investor in 5% or more of any security of any class of any corporation or other business entity:

(i) perform or provide services for any customer of the Corporation which are the same or substantially similar to the services performed or provided by Employee for such customers on behalf of the Corporation within twelve (12) months prior to the end of Employee’s employment with the Corporation; or

(ii) interfere with, or seek to interfere with, the relationship between the Corporation, or any affiliate of the Corporation, and any of the following: (a) any of the employees of the Corporation or any affiliate of the Corporation; (b) any of the customers of the Corporation or any affiliate of the Corporation then existing or existing at any time within three years prior to termination of Employee’s employment with the Corporation; or (c) any of the suppliers of the Corporation or any affiliate of the Corporation then existing or existing at any time within three (3) years prior to termination of Employee’s employment with the Corporation; or

(iii) perform or provide services in the Noncompetition Area for any competing business which are the same or substantially similar to the services performed or provided to the Corporation by Employee within twelve (12) months prior to the end of employment with the Corporation, including ion channel therapeutic projects and processes that constitute technologies in research and/or development by the Corporation for its own use or which are proprietary to or trade secrets of the Corporation. With respect to the covenant contained in this paragraph 2 (a) (iii) , it is acknowledged by Employee that the Corporation’s competitors in research and development of ion channel therapeutics are located throughout the world and compete in a worldwide market, and that unfair competition can be prevented only by enforcing this specific covenant on a worldwide basis. This covenant is not intended to prevent Employee from working for such a competing business by rendering services to a division or subsidiary not involved in ion channel therapeutics or technologies practiced, under development or reasonably contemplated for development by the Corporation.

(b) For the purpose of this Agreement, the “Noncompetition Area” shall be (i) the entire world; (ii) North America; (iii) the United States of America; (iv) each state in which the Corporation does business or did business at any time within three (3) years prior to the termination of the undersigned’s engagement by The Corporation; and (v) the State of North

Carolina. If a court of competent jurisdiction determines that the Noncompetition Area described above in subparagraph (i) is too restrictive, then the parties agree that the Noncompetition Area shall be the area specified in subparagraph (ii). If a court of competent jurisdiction determines that the Noncompetition Area as set forth in subparagraphs (i) and (ii) above are too restrictive, then the parties agree the Noncompetition Area shall be reduced to the area specified in each of the following subsections and in the following order until the court determines an acceptable geographic area: subparagraphs (iii), (iv) or (v). If the court determines that all of the geographic areas mentioned above are too restrictive, then the parties agree that the court may reduce or limit the area to enable the intent of this Section to be enforced in the largest acceptable area.

(c) The parties hereto agree that, in the event that the length of time set forth in paragraph (a) above is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances.

3. DEFINITION OF PROPRIETARY INFORMATION. For purposes of this Agreement, the term “Proprietary Information” shall mean all of the following materials and information (whether or not reduced to writing and whether or not patentable or protectable by copyright) which Employee receives, receives access to, conceives of, discovers, or develops, in whole or in part, as a direct or indirect result of his/her employment with the Corporation, in the course of his/her employment with the Corporation (in any capacity, whether employee, managerial, planning, technical, sales, research, development, manufacturing, engineering, or otherwise) or through the use of any of the Corporation’s facilities or resources:

(a) Discoveries, concepts and ideas, whether or not patentable or protectable by copyright, including, without limitation, the nature and results of research and development activities, pharmaceutical information, technical information on product or product performance and reliability, processes, formulas, techniques, “know-how”, source codes, object codes, measurements, weights, designs, drawings and specifications;

(b) Any manufactured products or components thereof and related goods or systems thereof and any and all future products developed or derived therefrom;

(c) With respect to the items described in Section 3(b) above, all hardware and software relating to their design or manufacture; all source and object codes to such hardware and software; all specifications, design concepts, documents and manuals; all security systems relating to the product or procedures, including, without limitation, software security systems;

(d) Trade secrets, production processes, marketing techniques, software programs, marketing plans, formulae, data, mailing lists, purchasing information, price lists, pricing policies, quoting procedures, financial information, customer and prospect names and requirements, customer data, customer site information, pricing strategies and other materials or information relating to the manner in which the Corporation does business;

(e) Any other materials or information related to the business or activities of the Corporation which are not generally known to others engaged in similar businesses or activities;

(f) Any other materials or information that has been created, discovered or developed, or otherwise become known to the Corporation which has commercial value in the business in which the Corporation is engaged; and

(g) All ideas which are derived from or relate to Employee’s access to or knowledge of any of the above-enumerated materials and information.

Failure to mark any of the Proprietary Information as confidential shall not affect its status as Proprietary Information under the terms of this Agreement.

4. OWNERSHIP OF INVENTIONS.

(a) Employee hereby assigns to the Corporation all of Employee’s right, title and interest in any idea (whether or not patentable or protectable by copyright), invention, pharmaceutical research, development or design, computer software program or other computer-related equipment or technology, discoveries, improvements, formulae, processes, techniques, programs, know how, data, or other information of possible technical or commercial importance relating to the Corporation’s business or the Corporation’s anticipated business or based on, derived from or relating to any Proprietary Information, conceived or developed in whole or in part, or in which Employee may have aided development, while employed by the Corporation, including, without limitation, any Proprietary Information (collectively, “Work Product”). If any one or more of the aforementioned are deemed in any way to fall within the definition of “work made for hire” as such term is defined in 17 U.S.C. §101, such work shall be considered “work made for hire,” copyright of which shall be owned solely by, or assigned or transferred completely and exclusively to the Corporation. Employee agrees to execute any instruments and to do all other things reasonably requested by the Corporation (both during and after Employee’s employment with the Corporation) in order to more fully vest in the Corporation all ownership rights in those items thereby transferred by Employee to the Corporation. Employee further agrees to disclose immediately to the Corporation all Proprietary Information conceived of or developed in whole or in part by him/her during the term of his/her employment with the Corporation and to assign to the Corporation any right, title or interest he/she may have in such Proprietary Information.

(b) The undersigned hereby designates and appoints the Corporation and its duly authorized officers and agents as its agents and attorneys-in-fact to execute and file any certificates, applications or documents and to do all of their lawful acts necessary to protect the Corporation’s rights in the Work Product. The undersigned expressly acknowledges that the foregoing power of attorney is coupled with an interest and is therefore irrevocable and shall survive his or her death or incompetency and the termination of his or her engagement by The Corporation.

(c) Notwithstanding anything in this Agreement to the contrary, the obligation of Employee to assign or offer to assign his/her rights in an invention to the Corporation shall not extend or apply to an invention that Employee developed entirely on his/her own time without using the Corporation’s equipment, supplies, facility or trade secret information unless such invention (i) relates to the Corporation’s business or actual or demonstrably anticipated research or development, or (ii) results from any work performed by Employee for the Corporation. Employee shall bear the burden of proof in establishing that his/her invention qualifies for exclusion under this Section 4(c). With respect to Section 4(c) it is agreed and acknowledged that during Employee’s employment, the Corporation may enter other lines of business, which are related or unrelated to its current lines of business, in which case this Agreement would be expanded to cover such new lines of business.

(d) Employee hereby represents and warrants that Employee has fully disclosed to the Corporation on Schedule A hereto any idea, invention, improvement, computer software program or other equipment or technology related to ion channel therapeutics (“Inventions or Improvements”) not covered in Section 4(a) above which, prior to his/her employment with the Corporation, Employee conceived of or developed, wholly or in part, and in which Employee has any right, title or proprietary interest and which is directly related to the Corporation’s business, but which has not been published or filed with the United States Patent or Copyright Offices or assigned or transferred to the Corporation, and which Employee desires to remove from the operation of this Agreement. If there is no such list on Schedule A, Employee represents that Employee has made no such Inventions or Improvements at the time of signing this Agreement or Employee hereby assigns such Inventions or improvements to the Corporation.

5. EMPLOYEE REPRESENTATIONS.

(a) Employee represents that his/her performance of all of the terms of this Agreement and as an employee does not and will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee’s employment by the Corporation. Employee represents that he/she has not entered into, and agrees not to enter into, any agreement either oral or written in conflict herewith.

(b) Employee understands as part of the consideration for the offer of employment extended to Employee by the Corporation and of Employee’s employment or continued employment by the Corporation, that Employee has not brought and will not bring with Employee to the Corporation, or use in the performance of Employee’s responsibilities for the Corporation, any materials or documents of a former employer which are not generally available to the public, unless Employee has obtained written authorization from the former employer or other owner for their possession and use and provided the Corporation with a copy thereof. Accordingly, Employee has advised the Corporation that the only materials or documents of a former employer or other person or entity which are not generally available to the public that Employee has brought or will bring to the Corporation or has used or will use in Employee’s employment are identified in Schedule B attached hereto. As to each such item, Employee represents that Employee has obtained prior to the Effective Date written authorization for their possession and use in Employee’s employment with the Corporation.

(c) Employee understands that during his/her employment for the Corporation he/she is not to breach any obligation of confidentiality that Employee has to a former employer or any other person or entity.

6. INDEMNIFICATION. Employee agrees to indemnity and hold harmless the Corporation, its directors, officers, agents and employees against any liabilities and expenses, including amounts paid in settlement, incurred by any of them in connection with any claim by any of Employee’s prior employers that the termination of Employee’s employment with such employer, Employee’s employment by the Corporation, or use of any skills and knowledge of the undersigned by the Corporation is a violation of contract or law.

7. RECORDS. All notes, data, tapes, reference materials, sketches, drawings, memoranda, models and records in any way relating to any of the information referred to in Sections 1, 2, 3 and 4 hereof (including without limitation, any Proprietary Information) or to the Corporation’s business shall belong exclusively to the Corporation and Employee agrees to turn over to the Corporation all such materials and all copies of such materials in his/her possession or then under his/her control at the request of the Corporation or, in the absence of such request, upon the termination of Employee’s employment with the Corporation.

8. REASONABLENESS OF RESTRICTIONS.

(a) Employee has carefully read and considered the provisions of Paragraphs 1, 2, 3 and 4 hereof and, having done so, agrees that the restrictions set forth therein are fair and reasonable and are reasonably required for the protection of the interests of the Corporation, its officers, directors, stockholders and employees. Employee further acknowledges that the nature of the Corporation’s products and services are such that its natural market is worldwide. Accordingly, Employee agrees that the length of time, geographic area and any other restrictions contained in this Agreement are reasonable to protect the legitimate interests of the Corporation and do not unfairly restrict or penalize Employee.

(b) In the event that, notwithstanding the foregoing, any part of the covenants set forth in Sections 1 through 7 hereof shall be held to be invalid and unenforceable, the court so deciding shall interpret such provisions in a manner so as to enforce them to the fullest extent of the law.

9. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power granted hereunder at any particular time be deemed a waiver or relinquishment of such rights or power at any time or times. Each party agrees and acknowledges that nothing herein shall be construed to prohibit the other party from pursuing any remedies available to it for breach or threatened breach of this Agreement, including the recovery of money damages.

10. REMEDY. Employee understands and agrees that the Corporation will suffer irreparable harm in the event that Employee breaches any of his/her obligations under this

Agreement and that monetary damages will be inadequate to compensate the Corporation for such breach. Accordingly, Employee agrees that, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Corporation at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Employee, or by Employee’s partners, agents, representatives, servants, employers, employees and/or any and all persons directly or indirectly acting for or with him.

11. RECOUPMENT OF PROFITS. Employee covenants and agrees that, if he/she shall violate any of his/her covenants or agreements under this Agreement, the Corporation shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or benefits which Employee directly or indirectly has realized and/or may realize as a result of, growing out of or in connection with any such violation; such remedy shall be in addition to and not in limitation of any other remedy, including without limitation, damages for lost profits of the Corporation or any affiliates of the Corporation, injunctive relief or other rights or remedies to which the Corporation is or may be entitled at law, in equity or under this Agreement.

12. EMPLOYMENT AT WILL. Employee understands and agrees that this Agreement is not intended to nor does it create any employment contract for a specified term, and Employee’s employment may be terminated by either the Employee or the Corporation at any time, with or without cause. The Corporation shall have no liability to Employee in the event of said termination, except for compensation accrued and unpaid at the time of termination.

13. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision (or part thereof) of this Agreement shall in no way affect the validity or enforceability of any other provision (or remaining part thereof).

14. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of North Carolina, without reference to the choice of law provisions of such laws.

15. NOTICES. Any notice required to be given hereunder shall be sufficient if in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, in the case of Employee, to his/her address as shown on the Corporation’s records, and in the case of the Corporation, to its principal office in the State of North Carolina.

16. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, and to their respective heirs, representatives, successors and permitted assigns. This Agreement shall be binding upon the Corporation and upon any successor corporation. Employee may not assign any of his/her rights or delegate any of his/her duties under this Agreement.

17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understandings by and between the Corporation and Employee with respect to the covenants herein described, and no representations, promises, agreements or understandings with respect to the covenants herein described, written or oral, not herein contained shall be of any force or affect. No change or modification hereof shall be valid or binding unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced; moreover, no valid waiver of any other provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time nor will it be deemed a valid waiver of such provision at any other time.

18. CAPTIONS. The captions in this Agreement are for convenience only and in no way define, bind or describe the scope or intent of this Agreement.

19. SURVIVAL OF COVENANTS. The provisions set forth in Sections 1 through 20 hereof shall survive the termination of this Agreement.

20. ARBITRATION AND EQUITABLE RELIEF.

(a) Arbitration. Except as provided in Section 20(b) below, the undersigned agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in accordance with the Employment Dispute Resolution Rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. The Corporation and the undersigned shall each pay their own respective attorneys’ fees and one-half of the costs and expenses of such arbitration (provided, however, that if the arbitrator finds that the arbitration action was brought or defended other than in good faith and with a reasonable basis in fact, the non-prevailing party shall pay all such costs and expenses of arbitration and the other party’s attorneys’ fees and expenses).

This arbitration clause constitutes a waiver of the undersigned’s right to a jury trial and relates to the resolution of all disputes relating to all aspects of the employer/employee relationship (except as provided in Section 20(b) below), including, but not limited to, the following claims.

(i) Any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of the covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

(ii) Any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, and Labor Code Section 201, et seq.;

(iii) Any and all claims arising out of any other laws and regulations relating to employment or employment discrimination.

(b) Equitable Remedies. The undersigned agrees that it would be impossible or inadequate to measure and calculate The Corporation’s damages from any breach of the Agreement. Accordingly, the undersigned agrees that if the undersigned breaches any of such sections, The Corporation will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to obtain specific performance of any such provision of this Agreement. The undersigned further agrees that no bond or other security shall be required in obtaining such equitable relief and the undersigned hereby consents to the issuance of such injunction and to the ordering of specific performance.

(c) Consideration. The undersigned understands that each party’s promise to resolve claims by arbitration in accordance with the provisions of this Agreement, rather than through the courts, is consideration for the other party’s like promise. The undersigned further understands that the undersigned is offered employment in consideration of the undersigned’s promise to arbitrate claims.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their seals the day and year first above written.

EMPLOYEE:	ICAGEN, INC.

By:
Print Name:	Name:
Title:

SCHEDULE A

The following items are inventions, ideas, computer software programs or other equipment or technology not covered by Section 4 of this Agreement, which the undersigned conceived of or developed, wholly or in part, prior to his or her engagement with The Corporation and shall be excluded from the scope of this Agreement.

If the undersigned has no such items to disclose, write “NONE” on this line:

___________________.

Description of Items: (if applicable)

SCHEDULE B

Materials or Documents of Former Employer